Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 USC. § 1350, As Adopted Pursuant to

§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Amended Annual Report of Lakeland Industries, Inc. (the “Company”) on Form 10-K/A for the year ended January 31, 2013 (the “Report”), I, Christopher J. Ryan, Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)   The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President and Secretary

July 15, 2013